Employee Benefits	6 Months Ended
Sep. 30, 2025
Employee Benefits [Abstract]
Employee Benefits

6. Employee Benefits

All salaried employees of the Company in Hong Kong are enrolled in a Mandatory Provident Fund Scheme (“MPF scheme”) scheme under the Hong Kong Mandatory Provident Fund Schemes Ordinance, within two months of employment. The MPF scheme is a defined contribution retirement plan administered by an independent trustee. The Company makes regular contributions of 5% of the employee’s relevant income to the MPF scheme, subject to a maximum of $192 per month. Contributions to the plan vest immediately. The Company recorded MPF expense of $11,167 and $10,117 for the six months ended September 30, 2025 and 2024, respectively.